UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) November 23, 2005
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                                 GAMESTOP CORP.
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              (Exact name of registrant as specified in its charter)



          Delaware                1-31228                      75-2951347
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(State or other jurisdiction    (Commission               (I.R.S. Employer
     of incorporation)          File Number)              Identification No.)


     625 Westport Parkway, Grapevine, Texas                     76051
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     (Address of principal executive offices)                 (Zip Code)


 Registrant's telephone number, including area code     (817) 424-2000
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         (Former name or former address, if changed since last report.)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange  Act (17 CFR  240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02. Departure of Directors or Principal Officers;  Election of Directors;
           Appointment of Principal Officers

         On November 23, 2005, Joseph M. DePinto resigned as President of GameStop Corp. (the "Company"), effective November 30, 2005, to become the President and Chief Executive Officer of 7-Eleven, Inc.

         Until the appointment of a successor, R. Richard Fontaine, the Company's Chairman and Chief Executive Officer, and Daniel A. DeMatteo, the Company's Vice Chairman and Chief Operating Officer, will assume the responsibilities held by Mr. DePinto.


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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  GAMESTOP CORP.
                                  (Registrant)


Date  November 23, 2005
                                  /s/ David W. Carlson
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                                  Name:  David W. Carlson
                                  Title: Executive Vice-President and Chief
                                         Financial Officer